SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                   May 4, 2000



                          THE GOLDMAN SACHS GROUP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                 NO. 001-14965             NO. 13-4019460
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    (State or Other Jurisdic-        (Commission                (IRS Employer
     tion of Incorporation)          File Number)              Identification
                                                                    No.)



                             85 BROAD STREET
                            NEW YORK, NEW YORK                          10004
                                                                        -----
                 (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (212) 902-1000
                                                    --------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Goldman Sachs has become aware that a Dutch shareholders' association intends to initiate legal proceedings in the Netherlands courts based on alleged misstatements and omissions relating to the initial public offering of World Online in March 2000. Goldman Sachs and ABN AMRO Rothschild served as joint global coordinators of the offering, which raised approximately $2.9 billion. Goldman Sachs has not been informed of the amount of damages that may be sought.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE GOLDMAN SACHS GROUP, INC.
                                           (Registrant)



Date: May 4, 2000                  By:   /s/ DAVID A. VINIAR
                                        -----------------------------------
                                         Name: David A. Viniar
                                         Title: Chief Financial Officer